GOF SA-1

          SUPPLEMENT DATED AUGUST 1, 2002, TO THE CURRENTLY EFFECTIVE
                      STATEMENT OF ADDITIONAL INFORMATION
                         OF EACH OF THE LISTED FUNDS:

                FRANKLIN CAPITAL GROWTH FUND - CLASS A, B, C, R

                         FRANKLIN CUSTODIAN FUNDS, INC.
                       Growth Series - Class A, B, C, R
                     Income Series - Class A, B, B1, C, R
             U.S. Government Securities Series - Class A, B, C, R

                      FRANKLIN INVESTORS SECURITIES TRUST
                Franklin Equity Income Fund - Class A, B, C, R
                 Franklin Total Return Fund - Class A, B, C, R

                            FRANKLIN MANAGED TRUST
               Franklin Rising Dividends Fund - Class A, B, C, R

                       FRANKLIN MUTUAL SERIES FUND INC.
                     Mutual Shares Fund - Class A, B, C, R

                           FRANKLIN STRATEGIC SERIES
              Franklin Small-Mid Cap Growth Fund - Class A, C, R

                      FRANKLIN TEMPLETON MONEY FUND TRUST
                 Franklin Templeton Money Fund - Class B, C, R

                TEMPLETON GROWTH FUND, INC. - CLASS A, B, C, R

I. The following has been added under the section, "WAIVERS FOR CERTAIN INVESTORS":

 "Class C shares may be purchased without limit and without an initial sales charge or CDSC by the Franklin Templeton Charitable Giving Fund."

II. The following sentence has been added under the section, "Distribution and service (12b-1) fees":

 "Beginning at the time of purchase, Distributors may pay the full quarterly 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund."

              Please keep this supplement for future reference.